                                 EXHIBIT 99.44

                               PRELIMINARY SAMPLE                      [LOGO]
                               POPULAR ABS 2005-5                      FBR(R)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

-----------------                         ---------------------
DEAL INFO                                 MASTER SERVICER:       Equity One
---------------------------------------   ---------------------
DEAL NAME            Popular 2005-5       BACKUP SERVICER:       N/A
BLOOMBERG TICKER:    PABS 2005-5          ----------------------------------------------------------------------------------------
ASSET CLASS:         Subprime             PRIMARY SERVICER (S):   %   NAME      ORIGINATOR (S):   %    NAME     FICO BY ORIGINATOR
ISSUER:              Equity One/Popular   ----------------------------------------------------------------------------------------
TRUSTEE:             JPM Chase            All Equity One       1             All Equity One   1                      632
LEAD MANAGER(S)      FBR                                       2                              2
                     GCM                                       3                              3
                                                               4                              4
MONTH:                                                         5                              5
  To Roll              27                                      6                              6
  Remaining Term       358                                     7                              7
  Remaining IO Term    58                                      8                              8
                                                               9                              9
% INTEREST ONLY      33.76                                    10                             10
---------------------------------------
Cells in red font are calculations and    Please fill out complete list of servicers and originators even if it is greater then ten should be left alone.

Please put averages in gray cells at
the bottom of each bucket.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
FICO          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
NA                  -                     0.00%
------------------------------------------------------------------------------------------------------------------------------------
=<500               1         126,138     0.03%    126,400.00      9.3    500       80       38      100       100           100
------------------------------------------------------------------------------------------------------------------------------------
>500 =<520         94      18,124,691     4.06%    193,159.72    8.184    511    73.73    43.49      100     82.02         96.72
------------------------------------------------------------------------------------------------------------------------------------
>520 =<540         82      15,508,699     3.48%    189,382.74    8.138    529     74.6    42.26    99.49     79.21         92.18
------------------------------------------------------------------------------------------------------------------------------------
>540 =<560         74      14,980,438     3.36%    202,658.87    8.012    551    79.64    42.54    97.48     82.49         87.54
------------------------------------------------------------------------------------------------------------------------------------
>560 =<580        128      25,118,401     5.63%    196,472.88    7.595    572    81.89    44.05    99.26     83.66         77.26
------------------------------------------------------------------------------------------------------------------------------------
>580 =<600        265      45,178,509    10.13%    170,762.93    7.198    592    82.98    43.52    98.91     91.39         67.46
------------------------------------------------------------------------------------------------------------------------------------
>600 =<620        298      53,435,577    11.98%    179,480.10    7.058    611    82.56    43.35    97.72     88.11         56.42
------------------------------------------------------------------------------------------------------------------------------------
>620 =<640        400      80,281,756    17.99%    200,912.27    6.922    630    84.65    42.65    98.95     88.73         57.16
------------------------------------------------------------------------------------------------------------------------------------
>640 =<660        354      70,776,046    15.86%    200,116.16    6.909    651     84.3    42.99    96.56     87.96         46.37
------------------------------------------------------------------------------------------------------------------------------------
>660 =<680        235      47,600,709    10.67%    202,754.94    6.821    669    85.96    43.48    95.98      88.9         51.43
------------------------------------------------------------------------------------------------------------------------------------
>680 =<700        145      30,028,249     6.73%    207,297.37    6.729    690    85.46     42.1     93.5     82.46         41.11
------------------------------------------------------------------------------------------------------------------------------------
>700 =<750        140      30,695,614     6.88%    219,531.07    6.637    721    83.15    41.88    97.95      84.6         45.02
------------------------------------------------------------------------------------------------------------------------------------
>750               55      14,337,002     3.21%    260,921.31    6.757    771    83.56    42.92    91.34     87.93         32.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           2,271     446,191,829   100.00%    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------

--------------------------------------------------------

              ------------------------------------------
FICO              FULL DOC    INTEREST ONLY        MI%
--------------------------------------------------------
NA
--------------------------------------------------------
=<500                  0              0                0
--------------------------------------------------------
>500 =<520         87.54              0                0
--------------------------------------------------------
>520 =<540         76.62              0                0
--------------------------------------------------------
>540 =<560         65.92           8.36                0
--------------------------------------------------------
>560 =<580         71.13          18.66                0
--------------------------------------------------------
>580 =<600         73.45          23.69                0
--------------------------------------------------------
>600 =<620         65.83          28.85                0
--------------------------------------------------------
>620 =<640         57.33           40.4                0
--------------------------------------------------------
>640 =<660         45.34          44.86                0
--------------------------------------------------------
>660 =<680         52.08          43.37                0
--------------------------------------------------------
>680 =<700         44.81          40.05                0
--------------------------------------------------------
>700 =<750         40.96          46.13                0
--------------------------------------------------------
>750               49.15          52.78                0
--------------------------------------------------------
TOTAL              58.23          33.76                0
--------------------------------------------------------

FICO   MEAN:   629     MEDIAN:   629      STANDARD DEVIATION:    56
            ------            ------                         ------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  LTV BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
LTV           # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00           14    1,935,855.66      0.43    138,486.57     8.16    570    41.43    39.61    94.58     61.37           100
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00      11    2,204,870.12      0.49    200,654.55    7.348    578    53.18    40.87      100       100         92.98
------------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00      25    4,856,277.66      1.09    194,441.60    7.103    615    57.66    40.95    98.38     82.68         98.38
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00      27    5,238,508.35      1.17    194,305.56    7.461    555    63.96    44.75      100      76.4           100
------------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00      63   13,124,160.87      2.94    208,595.84    7.221    598    68.78    39.37    93.09     81.83         83.12
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00      93   19,492,038.80      4.37    209,926.31    7.425    588    73.97    43.76    94.59     82.77         85.02
------------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00    1194  230,610,329.33     51.68    193,340.27    6.941    639    79.85    43.43    98.31     86.84         41.42
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00     173   37,964,965.98      8.51    219,682.31    7.082    607    84.45    41.27    97.11     83.54         82.74
------------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00     295   62,598,281.27     14.03    212,374.95    7.226    629    89.64    43.48    93.89     88.28         75.91
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00      97   19,585,866.43      4.39    202,158.80    7.382    641    94.57    42.28    99.64     85.49         80.83
------------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00    279   48,580,674.47     10.89    174,410.70     7.19    663    99.72     42.7    99.31     94.44         56.36
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------

--------------------------------------------------------

              ------------------------------------------
LTV               FULL DOC    INTEREST ONLY        MI%
--------------------------------------------------------
<= 50.00           56.71           8.78                0
--------------------------------------------------------
50.01 - 55.00      31.47          15.87                0
--------------------------------------------------------
55.01 - 60.00      38.28          16.09                0
--------------------------------------------------------
60.01 - 65.00      67.62          11.95                0
--------------------------------------------------------
65.01 - 70.00      65.51          23.56                0
--------------------------------------------------------
70.01 - 75.00      58.61          16.58                0
--------------------------------------------------------
75.01 - 80.00      47.04          38.36                0
--------------------------------------------------------
80.01 - 85.00      67.76          30.64                0
--------------------------------------------------------
85.01 - 90.00      65.96          33.79                0
--------------------------------------------------------
90.01 - 95.00       70.3          29.24                0
--------------------------------------------------------
95.01 - 100.00     89.25          31.77                0
--------------------------------------------------------
Total:             58.23          33.76                0
--------------------------------------------------------

LTV   MEAN:  83.21   CLTV:  83.21  STANDARD DEVIATION:  9.4    LTV =80: 46.67         % SILENT SECONDS:  28.66
            ------         ------                      ----            ------                           ------
                                                                                CLTV W/ SILENT SECONDS:   88.7
                                                                                                        ------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  DTI BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
DTI           # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
<= 20              30    5,612,072.36      1.26    187,299.00    7.362    632    83.77    16.58    95.35     96.15         30.91
------------------------------------------------------------------------------------------------------------------------------------
21 - 25            57    8,573,968.54      1.92    150,549.86    7.248    637    83.49    22.49    96.45     85.32         64.41
------------------------------------------------------------------------------------------------------------------------------------
26 - 30            99   15,431,506.32      3.46    156,026.43    7.221    626    82.66    27.61     96.8     84.96         60.35
------------------------------------------------------------------------------------------------------------------------------------
31 - 35           204   35,698,232.18         8    175,146.91    7.056    633    82.57    32.56    95.53     93.57         62.78
------------------------------------------------------------------------------------------------------------------------------------
36 - 40           319   59,540,966.67     13.34    186,867.95    7.044    632    82.71    37.64    97.77     87.15         57.51
------------------------------------------------------------------------------------------------------------------------------------
41 - 45           527  103,554,941.95     23.21    196,699.37    7.004    638    83.07    42.56    97.08     87.53         57.96
------------------------------------------------------------------------------------------------------------------------------------
46 - 50           809  167,320,755.91      37.5    207,072.52    7.119    633    83.18    47.81    97.65     87.04         55.45
------------------------------------------------------------------------------------------------------------------------------------
51 - 55           214   47,528,916.96     10.65    222,381.88     7.09    620    83.71    52.33    99.12     80.61         65.32
------------------------------------------------------------------------------------------------------------------------------------
56 - 60            11    2,820,667.47      0.63    256,562.00    7.283    608    86.75     56.3      100     82.58         69.33
------------------------------------------------------------------------------------------------------------------------------------
61 >=               1      109,800.58      0.02    110,000.00      6.5    557    60.44    60.44      100       100           100
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------

-----------------------------------------------

              ---------------------------------
DTI               FULL DOC    INTEREST ONLY
-----------------------------------------------
<= 20              71.17           26.2
-----------------------------------------------
21 - 25            66.33          27.33
-----------------------------------------------
26 - 30            60.05          22.19
-----------------------------------------------
31 - 35            66.69          39.69
-----------------------------------------------
36 - 40            59.66          32.85
-----------------------------------------------
41 - 45            52.23          39.35
-----------------------------------------------
46 - 50            53.59          33.53
-----------------------------------------------
51 - 55            73.92          24.16
-----------------------------------------------
56 - 60            90.83          47.69
-----------------------------------------------
61 >=                100              0
-----------------------------------------------
Total:             58.23          33.76
-----------------------------------------------

       DTI   MEAN:  42.36    MEDIAN:   44.03   STANDARD DEVIATION:  7.99
                  -------            -------                      ------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  PURPOSE BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
PURPOSE       # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
Cashout
 Refinance      1,259  259,142,382.82     58.08    206,056.28    7.117    618    83.01    43.06    98.27     86.79           100
------------------------------------------------------------------------------------------------------------------------------------
Purchase          914  170,041,892.90     38.11    186,260.00    7.059    654    83.03    42.97    96.02     87.01             0
------------------------------------------------------------------------------------------------------------------------------------
Rate/Term
 Refinance         98   17,007,553.22      3.81    173,728.72    6.842    630    85.49    41.81    99.28     89.86             0
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------

-----------------------------------------------

              ---------------------------------
PURPOSE           FULL DOC    INTEREST ONLY
-----------------------------------------------
Cashout
 Refinance         67.44          33.19
-----------------------------------------------
Purchase           42.21          35.27
-----------------------------------------------
Rate/Term
 Refinance         78.12          27.41
-----------------------------------------------
Total:             58.23          33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  OCCUPANCY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
OCC TYPE      # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied  2,208  434,829,747.85     97.45    197,155.88    7.068    631    83.13    43.03      100      87.4         58.57
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner
 Occupied          62   11,203,018.27      2.51    180,845.76    7.689    665    82.51    40.73        0     72.63         39.93
------------------------------------------------------------------------------------------------------------------------------------
Second Home         1      159,062.82      0.04    159,300.00      7.5    655       90     42.1        0         0             0
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
OCC TYPE           FULL DOC    INTEREST ONLY
-----------------------------------------------
Owner-Occupied      58.37          33.94
-----------------------------------------------
Non-Owner
 Occupied           53.55          27.23
-----------------------------------------------
Second Home             0              0
-----------------------------------------------
Total:              58.23          33.76
-----------------------------------------------

      INVESTMENT LTV = 80:  0.80%
                          -------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  DOCUMENTATION BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
DOC TYPE      # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
Full Doc        1,412  259,829,636.56     58.23    184,235.68    6.951    621    84.68    42.86    97.69     90.05         67.27
------------------------------------------------------------------------------------------------------------------------------------
Stated Income     838  180,461,240.47     40.44    215,565.06    7.272    647    80.85    43.26    97.49     83.13         44.97
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc            19    5,460,407.53      1.22    287,693.16    7.264    626    82.68    39.31     84.8     71.48         55.51
------------------------------------------------------------------------------------------------------------------------------------
Lite Doc            2      440,544.38       0.1    220,725.00    6.486    693    88.74    38.87      100     58.27         41.73
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
DOC TYPE           FULL DOC    INTEREST ONLY
-----------------------------------------------
Full Doc             100          34.68
-----------------------------------------------
Stated Income          0          31.56
-----------------------------------------------
Alt Doc                0          65.63
-----------------------------------------------
Lite Doc               0              0
-----------------------------------------------
Total:             58.23          33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  PROPERTY BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
PROPERTY TYPE # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
Single Family
 Detached       2,013  388,161,241.33     86.99    193,036.85    7.064    632    83.39    42.82     97.9       100         57.94
------------------------------------------------------------------------------------------------------------------------------------
Duplex            104   28,360,081.28      6.36    273,093.16    7.271    615    79.63    45.75    91.75         0         69.37
------------------------------------------------------------------------------------------------------------------------------------
Condominium       137   25,429,761.12       5.7    185,831.65    7.146    639    82.27    42.63    98.74         0         47.21
------------------------------------------------------------------------------------------------------------------------------------
Triplex             8    2,567,607.71      0.58    321,750.00    7.461    670    84.72    42.25    84.93         0         51.57
------------------------------------------------------------------------------------------------------------------------------------
Townhouse           7    1,372,987.60      0.31    196,228.57    7.073    642    89.24    41.26      100         0         66.94
------------------------------------------------------------------------------------------------------------------------------------
Quadruplex          1      178,850.06      0.04    179,000.00     6.89    795    68.58    20.34        0         0           100
------------------------------------------------------------------------------------------------------------------------------------
Row Home            1      121,299.84      0.03    121,500.00     6.99    574       90       49      100         0           100
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
PROPERTY TYPE        FULL DOC    INTEREST ONLY
-----------------------------------------------
Single Family
 Detached              60.28          34.43
-----------------------------------------------
Duplex                 43.57           18.4
-----------------------------------------------
Condominium            45.97          41.92
-----------------------------------------------
Triplex                13.88          21.39
-----------------------------------------------
Townhouse              83.25          43.18
-----------------------------------------------
Quadruplex               100              0
-----------------------------------------------
Row Home                 100              0
-----------------------------------------------
Total:                 58.23          33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
UPB           # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
0.01 -
 50,000.00         11      491,938.22      0.11     47,311.82    8.214    598    73.65    36.94      100     82.79         56.61
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 -
 75,000.00        157   10,384,466.91      2.33     66,226.96    7.673    618    83.59    39.68    94.08      93.7         41.74
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 -
 100,000.00       218   19,423,191.10      4.35     89,200.44    7.331    623     82.7    40.28    96.09     91.63         45.43
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 -
 125,000.00       269   30,402,234.67      6.81    113,155.93    7.394    623     83.8    42.05    97.45     90.91         52.77
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 -
 150,000.00       289   39,550,516.33      8.86    136,998.53    7.209    628    83.55    42.55    97.92     91.93         48.38
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 -
 200,000.00       466   81,358,469.27     18.23    174,759.66     7.05    631    83.51    42.07    97.82     87.56         61.13
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 -
 250,000.00       282   63,315,439.53     14.19    224,762.66    7.038    631    82.96     42.9    97.49     89.74         58.59
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 -
 300,000.00       222   60,708,265.06     13.61    273,809.02    6.964    630    82.72    43.34    97.34     85.55         61.16
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 -
 350,000.00       139   45,081,845.49      10.1    324,625.86    6.945    632    83.04    44.09    98.51      82.6         62.48
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 -
 400,000.00        91   34,269,217.91      7.68    376,837.71    7.127    635    83.75     44.5      100     86.86         63.07
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 -
 450,000.00        56   23,857,794.99      5.35    426,622.68    6.901    641     82.6    44.89    92.69      69.4         53.64
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 -
 500,000.00        42   20,129,524.92      4.51    479,648.10    7.156    641    83.76    44.85    97.55     87.89         67.01
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 -
 600,000.00        21   11,391,320.14      2.55    543,102.38    6.986    662    81.68    45.72    95.61     80.39         52.89
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 >=       8    5,827,604.40      1.31    729,186.25    6.397    661    77.52     38.6      100       100         76.88
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------

-------------------------------------------------

              -----------------------------------
UPB                   FULL DOC     INTEREST ONLY
-------------------------------------------------
0.01 -
 50,000.00              82.33              0
-------------------------------------------------
50,000.01 -
 75,000.00              69.89           4.75
-------------------------------------------------
75,000.01 -
 100,000.00             70.22          13.64
-------------------------------------------------
100,000.01 -
 125,000.00             69.77          14.12
-------------------------------------------------
125,000.01 -
 150,000.00             64.52          18.14
-------------------------------------------------
150,000.01 -
 200,000.00             65.42          33.04
-------------------------------------------------
200,000.01 -
 250,000.00             58.46          35.01
-------------------------------------------------
250,000.01 -
 300,000.00              56.1          37.42
-------------------------------------------------
300,000.01 -
 350,000.00             52.32          45.51
-------------------------------------------------
350,000.01 -
 400,000.00             41.52          47.13
-------------------------------------------------
400,000.01 -
 450,000.00             53.37          35.97
-------------------------------------------------
450,000.01 -
 500,000.00             37.91          45.04
-------------------------------------------------
500,000.01 -
 600,000.00             37.23          61.19
-------------------------------------------------
600,000.01 >=           87.14          51.16
-------------------------------------------------
Total:                  58.23          33.76
-------------------------------------------------

      MIN   30,622      MAX    920,000
          --------           ---------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  STATE CONCENTRATION BUCKET*
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
STATE*        # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
California        172   53,651,353.57     12.02    312,207.92     6.97    641    80.19    43.78    97.05     84.68         50.59
------------------------------------------------------------------------------------------------------------------------------------
Florida           233   45,488,712.67     10.19    195,416.06    7.172    638    82.05    43.67    96.16     86.16         42.14
------------------------------------------------------------------------------------------------------------------------------------
New York          122   39,290,259.90      8.81    322,462.59     7.27    602    78.64    45.15    96.51     67.16         79.51
------------------------------------------------------------------------------------------------------------------------------------
Michigan          267   36,417,497.58      8.16    136,525.98    7.022    637    85.23    42.41    96.86     92.07         46.51
------------------------------------------------------------------------------------------------------------------------------------
Maryland          124   32,071,770.00      7.19    258,866.04    6.979    639     84.8    42.71    99.42     95.37            63
------------------------------------------------------------------------------------------------------------------------------------
Illinois          102   23,182,472.11       5.2    227,627.79    7.094    647    83.42     43.3    96.69      80.2         75.55
------------------------------------------------------------------------------------------------------------------------------------
New Jersey         76   19,548,205.62      4.38    257,530.79    7.277    604    80.99    43.73     97.7     78.51         75.04
------------------------------------------------------------------------------------------------------------------------------------
Arizona           109   19,160,175.46      4.29    175,888.02    7.006    648    82.88    40.99    97.39     95.21         48.13
------------------------------------------------------------------------------------------------------------------------------------
Virginia           81   18,679,074.49      4.19    230,773.98    6.945    633    83.98    42.75      100     89.22         66.97
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts      56   14,614,853.33      3.28    261,414.29    6.892    626    80.63    43.87    97.28     57.99         62.22
------------------------------------------------------------------------------------------------------------------------------------
Ohio              104   14,525,183.27      3.26    139,808.78    6.978    637    86.78    41.69    99.63     96.24          52.8
------------------------------------------------------------------------------------------------------------------------------------
Nevada             52   13,255,920.67      2.97    255,040.50    6.769    649    84.39    40.07    96.23       100            41
------------------------------------------------------------------------------------------------------------------------------------
Indiana           105   12,388,880.23      2.78    118,134.30    7.082    634    84.56    40.78    96.22     96.94         53.41
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin          68   10,198,657.99      2.29    150,133.53    7.373    635     86.5    44.04    98.28     84.73         55.01
------------------------------------------------------------------------------------------------------------------------------------
Georgia            58    9,724,320.19      2.18    167,849.53    7.146    627    84.98     40.4    93.73     93.36         58.64
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
STATE*              FULL DOC     INTEREST ONLY
-----------------------------------------------
California            38.28          66.17
-----------------------------------------------
Florida               41.74          32.88
-----------------------------------------------
New York              47.25          19.01
-----------------------------------------------
Michigan              71.05          27.44
-----------------------------------------------
Maryland              57.01           41.3
-----------------------------------------------
Illinois              59.72          31.03
-----------------------------------------------
New Jersey            54.23          14.21
-----------------------------------------------
Arizona               51.66          51.92
-----------------------------------------------
Virginia               74.8          41.69
-----------------------------------------------
Massachusetts         56.66          10.91
-----------------------------------------------
Ohio                  85.22          25.37
-----------------------------------------------
Nevada                58.21          67.97
-----------------------------------------------
Indiana               74.24          10.46
-----------------------------------------------
Wisconsin             73.56            2.6
-----------------------------------------------
Georgia               63.27          24.85
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  FIXED/FLOATING(ii)
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28        1,292  223,304,757.01     50.05    173,111.66    7.279    618     82.6    43.36    97.11     86.27         57.53
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28 -
 60mo IO          487  114,643,460.19     25.69    235,450.73    6.877    650    83.54     43.3    98.45     87.68         53.46
------------------------------------------------------------------------------------------------------------------------------------
ARM 3/27          270   53,081,132.62      11.9    196,912.06    7.232    626    83.74    41.74    98.58     85.07         56.59
------------------------------------------------------------------------------------------------------------------------------------
ARM 3/27 -
 60mo IO          102   25,941,717.45      5.81    254,355.30    6.625    658       84    42.14    95.11     93.67         62.96
------------------------------------------------------------------------------------------------------------------------------------
ARM 5/25           85   19,158,682.51      4.29    225,678.12    6.751    641    83.92    42.92    94.26     87.37         76.38
------------------------------------------------------------------------------------------------------------------------------------
ARM 5/25 -
 60mo IO           35   10,062,079.16      2.26    287,828.80    6.159    681    82.36    39.58      100     87.52         83.32
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE             FULL DOC     INTEREST ONLY
-----------------------------------------------
ARM 2/28          57.44              0
-----------------------------------------------
ARM 2/28 -
 60mo IO          53.34            100
-----------------------------------------------
ARM 3/27          55.96              0
-----------------------------------------------
ARM 3/27 -
 60mo IO          74.76            100
-----------------------------------------------
ARM 5/25          61.31              0
-----------------------------------------------
ARM 5/25 -
 60mo IO          95.13            100
-----------------------------------------------
Total:            58.23          33.76
-----------------------------------------------
LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

  % OF 30/40 YEAR LOANS       0     % OF 40 YEAR AM LOANS       0
                        -------                           -------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  LIEN BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
First           2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------
Second              -                         0
------------------------------------------------------------------------------------------------------------------------------------
Third               -                         0
------------------------------------------------------------------------------------------------------------------------------------
Other               -                         0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE           FULL DOC     INTEREST ONLY
-----------------------------------------------
First           58.23          33.76
-----------------------------------------------
Second
-----------------------------------------------
Third
-----------------------------------------------
Other
-----------------------------------------------
TOTAL           58.23          33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  PREPAYMENT BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
0                 452   86,270,881.45     19.33    191,084.65    7.335    633    83.19    43.16    98.12     83.52         53.88
------------------------------------------------------------------------------------------------------------------------------------
6                   2      202,071.32      0.05    101,120.00    8.248    577       80    47.63      100       100             0
------------------------------------------------------------------------------------------------------------------------------------
12                195   55,429,072.60     12.42    284,570.34    7.286    621    81.42    43.71    96.37     79.86         71.73
------------------------------------------------------------------------------------------------------------------------------------
24              1,139  206,454,667.90     46.27    181,458.00    6.981    634    83.19    43.06    98.39     89.59         51.79
------------------------------------------------------------------------------------------------------------------------------------
36                354   70,560,449.65     15.81    199,551.08    7.084    629    83.71    41.95    96.16     90.17         62.25
------------------------------------------------------------------------------------------------------------------------------------
60                129   27,274,686.02      6.11    211,677.89    6.659    643    84.23    42.86    93.77     84.52         80.88
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE            FULL DOC     INTEREST ONLY
-----------------------------------------------
0                 56.8           22.51
-----------------------------------------------
6                  100               0
-----------------------------------------------
12               48.95           33.19
-----------------------------------------------
24               56.65           38.66
-----------------------------------------------
36                63.5           33.56
-----------------------------------------------
60               79.69           34.23
-----------------------------------------------
Total:           58.23           33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  INDEX BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
Libor -
 6 Month        2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------
Libor -
 1 Year             -                         0
------------------------------------------------------------------------------------------------------------------------------------
Treasury -
 1 Year             -                         0
------------------------------------------------------------------------------------------------------------------------------------
CMT - 1 Year        -                         0
------------------------------------------------------------------------------------------------------------------------------------
                    -                         0
------------------------------------------------------------------------------------------------------------------------------------
                    -                         0
------------------------------------------------------------------------------------------------------------------------------------
                    -                         0
------------------------------------------------------------------------------------------------------------------------------------
Other               -                         0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE             FULL DOC     INTEREST ONLY
-----------------------------------------------
Libor -
 6 Month          58.23          33.76
-----------------------------------------------
Libor -
 1 Year
-----------------------------------------------
Treasury -
 1 Year
-----------------------------------------------
CMT - 1 Year
-----------------------------------------------

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
Other
-----------------------------------------------
TOTAL             58.23          33.76
-----------------------------------------------

LIST ALL RESET RATES

------------------------------------------------------------------------------------------------------------------------------------
                                                             MORTGAGE RATE (WAC) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000       4    1,121,869.95      0.25    281,067.50     4.99    647    81.42     46.7      100       100         64.05
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500      25    6,244,475.87       1.4    250,057.24    5.381    691    78.96    40.82      100      87.5         60.39
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000     150   34,588,905.03      7.75    230,790.23    5.872    659    82.43    42.79    99.65     91.41         66.79
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500     392   84,404,502.31     18.92    215,537.87    6.347    649    81.99    43.23    98.63     88.25         54.71
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000     629  124,599,210.44     27.93    198,336.89    6.809    640    83.73    42.95     98.2     86.92         56.83
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500     419   78,886,436.92     17.68    188,444.34    7.309    638    83.88    43.12    96.68     87.21         50.37
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000     332   65,246,650.28     14.62    196,734.53    7.802    608    83.39    42.72     97.8     85.65         64.04
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500     130   22,589,707.99      5.06    173,922.54    8.316    588    83.15    44.12    94.71     90.05         66.64
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000     106   17,929,277.66      4.02    169,336.96    8.799    580    83.06    42.52    89.76     76.07         61.78
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500      37    4,990,916.54      1.12    135,028.46     9.32    563    83.98    41.85    95.04      77.6         70.68
------------------------------------------------------------------------------------------------------------------------------------
9.501 -
 10.000            28    3,457,420.18      0.77    124,608.08    9.779    564    81.56    42.68    90.48     82.16         60.65
------------------------------------------------------------------------------------------------------------------------------------
10.001 -
 10.500             9      928,679.79      0.21    103,278.44   10.283    569    81.12    43.71    92.68       100          39.1
------------------------------------------------------------------------------------------------------------------------------------
10.501 -
 11.000             7      943,511.51      0.21    134,900.00   10.895    549    79.98    35.63      100     63.54         76.89
------------------------------------------------------------------------------------------------------------------------------------
11.001 -
 11.500             2      204,680.41      0.05    102,375.00   11.495    552    59.74    33.53    48.72       100           100
------------------------------------------------------------------------------------------------------------------------------------
11.501 -
 12.000             1       55,584.06      0.01     55,600.00    11.99    634      100       49      100       100             0
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE             FULL DOC     INTEREST ONLY
-----------------------------------------------
4.501 - 5.000        100          19.79
-----------------------------------------------
5.001 - 5.500        100          68.05
-----------------------------------------------
5.501 - 6.000      79.98          47.92
-----------------------------------------------
6.001 - 6.500      67.99          44.03
-----------------------------------------------
6.501 - 7.000      58.84           33.4
-----------------------------------------------
7.001 - 7.500       48.6          36.72
-----------------------------------------------
7.501 - 8.000      48.85          28.92
-----------------------------------------------
8.001 - 8.500      40.42          11.15
-----------------------------------------------
8.501 - 9.000      47.73            1.4
-----------------------------------------------
9.001 - 9.500      57.23           4.47
-----------------------------------------------
9.501 -
 10.000             56.4              0
-----------------------------------------------
10.001 -
 10.500            87.65              0
-----------------------------------------------
10.501 -
 11.000            50.81              0
-----------------------------------------------
11.001 -
 11.500            51.28              0
-----------------------------------------------
11.501 -
 12.000                0              0
-----------------------------------------------
Total:             58.23          33.76
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               MARGIN (WAM) BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000       5    1,373,326.28      0.31    274,960.00    5.786    648    82.38    42.47      100     83.18         60.28
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500      10    2,656,313.50       0.6    265,970.00    6.122    687    78.55    41.25      100     60.27         45.43
------------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000       8    2,057,989.03      0.46    257,659.38    6.515    599     77.9     45.5      100     59.71         66.43
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500       9    2,388,289.23      0.54    265,538.33    7.381    652    77.93    43.98    81.39     93.44         41.37
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000      16    4,119,806.95      0.92    257,804.00    7.234    630    84.62    38.98      100     74.97         60.17
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500      14    3,349,390.59      0.75    239,732.14     6.73    677    83.34    39.86      100     82.03         53.52
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000      46   10,584,637.60      2.37    230,411.89    6.224    653    81.37     43.2      100      85.5         64.34
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500     123   28,951,509.46      6.49    235,581.21    6.081    663    82.77    41.81    98.97     93.31         64.33
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000     450   98,086,531.15     21.98    218,214.47    6.533    650    82.17    43.74     97.3     86.48         48.69
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500     481   90,768,368.58     20.34    188,926.26    6.786    641    84.29    42.91    98.91     87.82         57.48
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000     412   80,832,012.65     18.12    196,362.21     7.29    631    83.64    43.16    96.64     88.74         60.51
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500     355   67,669,183.35     15.17    190,818.06    7.636    608    82.28    42.82     97.1     86.38         63.15
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000     185   30,282,119.27      6.79    164,026.19    8.183    589    83.93    42.51    95.06     87.42         63.52
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500      78   11,898,031.39      2.67    152,652.01    8.493    598    85.98    43.49    97.24     84.38         65.19
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000      61    8,339,426.84      1.87    136,859.71    8.912    585    82.56    41.94    95.58     80.11         56.81
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500      15    2,258,611.66      0.51    150,757.47    8.938    568    83.28    41.59    95.02     69.41         73.53
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000      3      576,281.41      0.13    192,183.33     8.96    590    86.62    47.29      100       100         12.73
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE             FULL DOC     INTEREST ONLY
-----------------------------------------------
1.501 - 2.000          56.73          20.27
-----------------------------------------------
2.001 - 2.500          61.24           20.3
-----------------------------------------------
2.501 - 3.000          85.52          21.96
-----------------------------------------------
3.001 - 3.500          56.58           40.3
-----------------------------------------------
3.501 - 4.000          42.92           8.74
-----------------------------------------------
4.001 - 4.500          66.24           7.25
-----------------------------------------------
4.501 - 5.000          69.74          45.36
-----------------------------------------------
5.001 - 5.500          81.66           54.8
-----------------------------------------------
5.501 - 6.000          57.21          44.16
-----------------------------------------------
6.001 - 6.500          64.47          34.13
-----------------------------------------------
6.501 - 7.000          46.18          42.96
-----------------------------------------------
7.001 - 7.500          55.74          19.05
-----------------------------------------------
7.501 - 8.000          61.01          11.72
-----------------------------------------------
8.001 - 8.500          47.49          12.24
-----------------------------------------------
8.501 - 9.000          49.16           2.87
-----------------------------------------------
9.001 - 9.500          58.83              0
-----------------------------------------------
9.501 - 10.000         12.73              0
-----------------------------------------------
Total:                 58.23          33.76
-----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              DEAL COVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
Percentage of the                                                LOAN-TO-VALUE (LTV)
deal based on FICO   --------------------------------------------------------------------------------------------------------------
and LTV buckets.*    =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75  >75 =<80   >80 =<85   >85 =<90  >90 =<95  >95 <100    =>100
-----------------------------------------------------------------------------------------------------------------------------------
      NA                0          0          0          0          0         0          0          0         0         0        0
      -----------------------------------------------------------------------------------------------------------------------------
      =<500             0          0          0          0          0      0.03          0          0         0         0        0
      -----------------------------------------------------------------------------------------------------------------------------
      >500 =<550     0.47       0.39       0.77       1.16       1.67      2.99       1.16       0.42         0      0.04        0
      -----------------------------------------------------------------------------------------------------------------------------
      >550 =<600     0.17       0.16       0.17       0.35       1.02       7.8       3.03        3.6       0.9      0.38        0
      -----------------------------------------------------------------------------------------------------------------------------
 F    >600 =<625     0.07       0.13       0.14       0.46       0.56         9        1.3       2.61      0.66      1.11        0
      -----------------------------------------------------------------------------------------------------------------------------
 I    >625 =<650     0.06       0.02       0.01       0.15       0.29     11.45       1.66       3.23      1.43      2.81        0
      -----------------------------------------------------------------------------------------------------------------------------
 C    >650 =<675     0.07       0.08          0       0.42       0.35     10.05       0.54        1.8      0.73       3.2        0
      -----------------------------------------------------------------------------------------------------------------------------
 O    >675 =<700        0          0          0       0.15       0.26      4.45       0.49        1.5      0.24      1.71        0
      -----------------------------------------------------------------------------------------------------------------------------
      >700 =<725     0.08       0.17       0.04          0       0.02      2.71       0.12       0.43      0.23      0.38        0
      -----------------------------------------------------------------------------------------------------------------------------
      >725 =<750        0       0.07          0          0       0.09      1.58       0.07       0.16      0.06      0.67        0
      -----------------------------------------------------------------------------------------------------------------------------
      >750 <800         0          0       0.04       0.25       0.07      1.51       0.13       0.27      0.14      0.53        0
      -----------------------------------------------------------------------------------------------------------------------------
      =>800             0       0.06          0          0       0.03      0.12          0          0         0      0.05        0
-----------------------------------------------------------------------------------------------------------------------------------
* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF THE DEAL CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS


-----------------------------------------------------------------------------------------------------------------------------------
                                                              MI COVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
Percentage of MI                                                LOAN-TO-VALUE (LTV)
coverage based on    --------------------------------------------------------------------------------------------------------------
FICO and LTV
buckets.*            =<55   >55 =<60   >60 =<65   >65 =<70   >70 =<75  >75 =<80   >80 =<85   >85 =<90  >90 =<95  >95 <100    =>100
-----------------------------------------------------------------------------------------------------------------------------------
         NA
         ------------
         =<500
         ------------
         >500 =<550
         ------------
         >550 =<600                                      NO MI
         ------------
  F      >600 =<625
         ------------
  I      >625 =<650
         ------------
  C      >650 =<675
         ------------
  O      >675 =<700
         ------------
         >700 =<725
         ------------
         >725 =<750
         ------------
         >750 <800
         ------------
         =>800
-----------------------------------------------------------------------------------------------------------------------------------
* THIS TABLE SHOULD BE FILLED OUT WITH THE PERCENTAGE OF MI CORRESPONDING TO EACH CROSS LTV AND FICO BUCKETS

------------------------------------------------------------------------------------------------------------------------------------
                                                               IO ONLY FICO BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
TYPE          # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
541 - 560           4    1,252,499.99      0.83    313,125.00    7.283    557    85.35    44.49    78.28     73.53           100
------------------------------------------------------------------------------------------------------------------------------------
561 - 580          16    4,688,148.03      3.11    293,171.69     7.15    569     79.4    43.94      100     68.91         93.11
------------------------------------------------------------------------------------------------------------------------------------
581 - 600          55   10,704,307.37      7.11    194,625.96    6.944    592    80.92    44.51      100     93.75         62.99
------------------------------------------------------------------------------------------------------------------------------------
601 - 620          74   15,414,432.23     10.23    208,319.70    6.932    612    82.69    43.54    98.84     88.55         63.63
------------------------------------------------------------------------------------------------------------------------------------
621 - 640         126   32,436,026.79     21.53    257,530.59    6.711    631    83.24    42.57      100     90.09         57.33
------------------------------------------------------------------------------------------------------------------------------------
641 - 660         133   31,751,628.99     21.08    238,768.32    6.933    651    84.05    42.58    97.52      85.8         50.78
------------------------------------------------------------------------------------------------------------------------------------
661 - 680          84   20,645,544.51      13.7    245,858.51    6.655    669    85.79    43.36     98.8     94.61         67.27
------------------------------------------------------------------------------------------------------------------------------------
681 - 700          54   12,027,593.98      7.98    222,770.81    6.652    690    85.09    41.69    94.71     87.85         49.32
------------------------------------------------------------------------------------------------------------------------------------
701 >=             78   21,727,074.91     14.42    278,623.60    6.593    736    82.95    42.19    95.73     88.49         42.82
------------------------------------------------------------------------------------------------------------------------------------
Total:            624  150,647,256.80       100    241,478.77    6.786    653    83.54    42.85    97.98      88.7         57.09
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
TYPE             FULL DOC        LTV =>80
-----------------------------------------------
541 - 560          73.53            100
-----------------------------------------------
561 - 580          58.97          68.97
-----------------------------------------------
581 - 600          86.78          89.83
-----------------------------------------------
601 - 620          70.43          88.61
-----------------------------------------------
621 - 640          67.91          91.39
-----------------------------------------------
641 - 660          42.21          92.81
-----------------------------------------------
661 - 680          64.11          87.35
-----------------------------------------------
681 - 700          48.29          91.96
-----------------------------------------------
701 >=             54.37          89.27
-----------------------------------------------
Total:             59.82          89.85
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               IO ONLY PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
UPS           # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
0.01 -
 50,000.00         11      491,938.22      0.11     47,311.82    8.214    598    73.65    36.94      100     82.79         56.61
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 -
 75,000.00        157   10,384,466.91      2.33     66,226.96    7.673    618    83.59    39.68    94.08      93.7         41.74
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 -
 100,000.00       218   19,423,191.10      4.35     89,200.44    7.331    623     82.7    40.28    96.09     91.63         45.43
------------------------------------------------------------------------------------------------------------------------------------
100,000.01 -
 125,000.00       269   30,402,234.67      6.81    113,155.93    7.394    623     83.8    42.05    97.45     90.91         52.77
------------------------------------------------------------------------------------------------------------------------------------
125,000.01 -
 150,000.00       289   39,550,516.33      8.86    136,998.53    7.209    628    83.55    42.55    97.92     91.93         48.38
------------------------------------------------------------------------------------------------------------------------------------
150,000.01 -
 200,000.00       466   81,358,469.27     18.23    174,759.66     7.05    631    83.51    42.07    97.82     87.56         61.13
------------------------------------------------------------------------------------------------------------------------------------
200,000.01 -
 250,000.00       282   63,315,439.53     14.19    224,762.66    7.038    631    82.96     42.9    97.49     89.74         58.59
------------------------------------------------------------------------------------------------------------------------------------
250,000.01 -
 300,000.00       222   60,708,265.06     13.61    273,809.02    6.964    630    82.72    43.34    97.34     85.55         61.16
------------------------------------------------------------------------------------------------------------------------------------
300,000.01 -
 350,000.00       139   45,081,845.49      10.1    324,625.86    6.945    632    83.04    44.09    98.51      82.6         62.48
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 -
 400,000.00        91   34,269,217.91      7.68    376,837.71    7.127    635    83.75     44.5      100     86.86         63.07
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 -
 450,000.00        56   23,857,794.99      5.35    426,622.68    6.901    641     82.6    44.89    92.69      69.4         53.64
------------------------------------------------------------------------------------------------------------------------------------
450,000.01 -
 500,000.00        42   20,129,524.92      4.51    479,648.10    7.156    641    83.76    44.85    97.55     87.89         67.01
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 -
 600,000.00        21   11,391,320.14      2.55    543,102.38    6.986    662    81.68    45.72    95.61     80.39         52.89
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 >=       8    5,827,604.40      1.31    729,186.25    6.397    661    77.52     38.6      100       100         76.88
------------------------------------------------------------------------------------------------------------------------------------
Total:          2,271  446,191,828.94       100    196,693.93    7.084    632    83.11    42.98    97.45     86.99         58.08
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
UPS             FULL DOC        LTV =>80
-----------------------------------------------
0.01 -
 50,000.00        82.33          34.86
-----------------------------------------------
50,000.01 -
 75,000.00        69.89          85.53
-----------------------------------------------
75,000.01 -
 100,000.00       70.22          87.16
-----------------------------------------------
100,000.01 -
 125,000.00       69.77          89.06
-----------------------------------------------
125,000.01 -
 150,000.00       64.52          88.46
-----------------------------------------------
150,000.01 -
 200,000.00       65.42          87.74
-----------------------------------------------
200,000.01 -
 250,000.00       58.46          81.42
-----------------------------------------------
250,000.01 -
 300,000.00        56.1          82.99
-----------------------------------------------
300,000.01 -
 350,000.00       52.32          85.82
-----------------------------------------------
350,000.01 -
 400,000.00       41.52          80.16
-----------------------------------------------
400,000.01 -
 450,000.00       53.37          87.35
-----------------------------------------------
450,000.01 -
 500,000.00       37.91          76.02
-----------------------------------------------
500,000.01 -
 600,000.00       37.23          85.22
-----------------------------------------------
600,000.01 >=     87.14          61.42
-----------------------------------------------
Total:            58.23          84.48
-----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               INITIAL IO RESET PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ---------------------------------     WA LOAN    ---------------------------------------------------------------------
UPS           # LOANS         BALANCE         %     BALANCE       WAC    FICO    %LTV     % DTI   PRIMARY   SF/PUD      REFI CACHOUT
------------------------------------------------------------------------------------------------------------------------------------
None                -                         0
------------------------------------------------------------------------------------------------------------------------------------
2 Year              -                         0
------------------------------------------------------------------------------------------------------------------------------------
3 Year              -                         0
------------------------------------------------------------------------------------------------------------------------------------
5 Year            624  150,647,256.80       100    241,478.77    6.786    653    83.54    42.85    97.98      88.7         57.09
------------------------------------------------------------------------------------------------------------------------------------
7 Year              -                         0
------------------------------------------------------------------------------------------------------------------------------------
10 year             -                         0
------------------------------------------------------------------------------------------------------------------------------------
Other               -                         0
------------------------------------------------------------------------------------------------------------------------------------
Total:            624  150,647,256.80       100    241,478.77    6.786    653    83.54    42.85    97.98      88.7         57.09
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------

-----------------------------------------------

              ---------------------------------
UPS             FULL DOC       LTV =>80
-----------------------------------------------
None
-----------------------------------------------
2 Year
-----------------------------------------------
3 Year
-----------------------------------------------
5 Year           59.82          89.85
-----------------------------------------------
7 Year
-----------------------------------------------
10 year
-----------------------------------------------
Other
-----------------------------------------------
Total:           59.82          89.85
-----------------------------------------------

DISCLAIMER

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.